UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2006

En Pointe Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2381 Rosecrans Avenue, Suite 325, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 725-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Please see the disclosure under Item 5.02 herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 22, 2006, the Board of Directors approved the designation of Richard R. Emil as an executive officer. Mr. Emil, 38, currently serves and has served as Vice President of Service since October 2005 with accountability for the Company’s overall service organization including profitability, operations, program management, service delivery, sales and business development. Mr. Emil started with the Company in September 2002 as Director of Enterprise Solutions, with central responsibilities for solution development, service sales and business development. In April 2004, Mr. Emil was promoted to Vice President of Service Sales, which expanded his duties to include account expansion and retention, branch sales development and national sales. Prior to joining the Company from May 2000 to September 2002, Mr. Emil served as Strategic Account Sales Manager at Northrop Grumman Information Technology, a sector of Northrop Grumman Corporation with accountability for enterprise service sales for the western half of the nation. There is no family relationship between Mr. Emil and any director or executive officer of the Company. Additionally, there was no arrangement or understanding between Mr. Emil and any other person pursuant to which he was appointed as Vice President of Service.

On September 27, 2006, the Company and Mr. Emil entered into an employment agreement (the "Employment Agreement") covering the period from April 1, 2006 through March 31, 2007, the material terms of which are set forth below.

Pursuant to the terms of the Employment Agreement, Mr. Emil receives base compensation of $150,000 annually and is eligible to participate in a discretionary performance-based bonus program that provides quarterly bonuses of up to an aggregate annual amount of $75,000. In addition, Mr. Emil receives a 2% commission on all service sales that he generates and 0.5% on all service sales generated by employees reporting to him. Other than the Employment Agreement, there are no transactions between Mr. Emil and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The description of the material features of the Employment Agreement provided above is qualified in its entirety by reference to the full text of such Agreement, which is attached hereto as Exhibit 10.58, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None.

(b) Pro Forma Financial Information: None.

(c) Shell Company Transactions: None

(d) Exhibits:

Exhibit
Number Description
10.58 Employment Agreement between the Registrant and Richard R. Emil, dated September 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

September 27, 2006	By:	/s/ Javed Latif

Name: Javed Latif
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.58	Employment Agreement between the Registrant and Richard R. Emil, dated September 27, 2006.